SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934
Date of Report: September 17, 2002
HOUSEHOLD AUTOMOBILE REVOLVING TRUST I, SERIES 1998-1 (Exact name of registrant as specified in its charter)
HOUSEHOLD FINANCE CORPORATION (Administrator of the Trust) (Exact name as specified in Administrators charter)
Delaware (State or other jurisdiction of incorporation of Administrator)	333-59837 (Commission File Numbers)	Not Applicable (IRS Employer Identification Number of Registrant)
2700 Sanders Road, Prospect Heights, Illinois (Address of principal executive offices of Administrator)	60070 (Zip Code)
Administrators telephone number, including area code 847/564-5000

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Item 7. FINANCIAL STATEMENTS AND EXHIBITS
(c) Exhibits
99(a)

Monthly Servicer's Certificate to Trustee dated September 17, 2002 pursuant to Section 4.9 of the amended and restated Master Sale and Servicing Agreement dated as of November 1, 1998 (the "Sale and Servicing Agreement") among Household Automobile Revolving Trust I, as Issuer, Household Auto Receivables Corporation, as Seller, Household Finance Corporation, as Master Servicer, and The Chase Manhattan Bank, as Trustee, with respect to the Class A and B Notes, Series 1998-1.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Administrator has duly caused this report to be signed on behalf of the undersigned hereunto duly authorized.
HOUSEHOLD FINANCE CORPORATION, as Administrator of and on behalf of the HOUSEHOLD AUTOMOBILE REVOLVING TRUST I, SERIES 1998-1 (Registrant)

By: /s/ J. W. Blenke J. W. Blenke Authorized Representative
Dated: September 27, 2002

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EXHIBIT INDEX

Exhibit Number	Exhibit
99

Monthly Servicer's Certificate to Trustee dated September 17, 2002 pursuant to Section 4.9 of the amended and restated Master Sale and Servicing Agreement dated as of November 1, 1998 (the "Sale and Servicing Agreement") among Household Automobile Revolving Trust I, as Issuer, Household Auto Receivables Corporation, as Seller, Household Finance Corporation, as Master Servicer, and The Chase Manhattan Bank, as Trustee, with respect to the Class A and B Notes, Series 1998-1.

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